UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08747

Dividend and Income Fund
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramirez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/14 – 12/31/14

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

DIVIDEND AND INCOME FUND

2014

DECEMBER 31 ANNUAL REPORT

SEEKING PRIMARILY HIGH CURRENT INCOME
AND SECONDARILY CAPITAL APPRECIATION

PORTFOLIO ANALYSIS
December 31, 2014

December 31, 2014 TOP TEN HOLDINGS
1	CSX Corp.
2	General Electric Company
3	Orange ADR
4	Honeywell International, Inc.
5	Johnson & Johnson
6	Cisco Systems, Inc.
7	Southern Company
8	Enbridge Inc.
9	Ace Ltd.
10	Merck & Co., Inc.

Holdings are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

December 31, 2014 TOP TEN INDUSTRIES
1	Pharmaceutical Preparations
2	Motor Vehicles & Passenger Car Bodies
3	Gold and Silver Ores
4	Telephone Communications
5	Railroads, Line-Haul Operating
6	Real Estate Investment Trusts
7	Cable & Other Pay Television Services
8	National Commercial Banks
9	Agricultural Chemicals
10	Electric Services

Holdings by Security Type on December 31, 2014*

DIVIDEND AND INCOME FUND	Annual Report 2014

TO OUR SHAREHOLDERS
December 31, 2014

Dear Fellow Shareholders:

It gives us great pleasure to welcome each of our new shareholders to Dividend and Income Fund and to submit this 2014 Annual Report. The Fund seeks to achieve its primary investment objective of high current income and secondary objective of capital appreciation by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities. These securities may include dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies, exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities. Of course, there can be no assurance that the Fund will achieve its objectives.

Economic and Market Report

Minutes of the October 2014 staff review of the economic situation with the Federal Open Market Committee (FOMC) of the Federal Reserve Bank (the “Fed”) suggest that economic activity expanded at a moderate pace in the third quarter and that labor market conditions have improved. Consumer price inflation was noted as below the FOMC's objective of 2% and other measures of inflation expectations as stable. Total nonfarm payroll employment was estimated to be rising and, by September, the unemployment rate was stated as 5.9%. Other indicators generally suggested a continued improvement in labor market conditions and some measures of household expectations for labor market conditions were viewed as improved. The presentation on industrial production, capacity utilization, and new manufacturing orders likewise appeared encouraging.

The staff’s view of foreign economies was also encouraging, noting the appearance of continuing, although moderate, general expansion in the third quarter, with certain exceptions. Japanese consumption increased, and the euro area showed some growth, while third quarter growth in real gross domestic product (GDP) remained positive in the United Kingdom and Canada, and strong in China and Korea.

With this background of generally strengthening economics, financial markets were volatile in the second half of the year. Conflicting headlines about the future of global economic strength, geopolitical turmoil, the Ebola crisis, and declining oil prices all appeared to have some influence on yields on U.S. Treasury securities, equity prices, corporate bond spreads, and U.S. dollar valuations against other currencies.

We anticipate some potential improvement in broad global economic data, but we are increasingly concerned with possibly unsustainable levels of investor and consumer sentiment. In our view, equity prices in many cases are approaching levels that reflect full valuations. Nevertheless, we believe some income generating equity securities — of higher quality companies — appear to offer good value and attractive dividend yields relative to risk-adjusted income from other asset types. We caution investors, however, to expect greater market volatility during the course of the 2015 year.

Investment Strategy and Returns

In view of these economic developments, the Fund’s strategy in 2014 was to emphasize large, quality companies across a broad array of industries. At December 31, 2014, the Fund’s portfolio included over 100 securities, with the top ten amounting to approximately 16% of total assets. At that time, the Fund’s investments totaled approximately $161 million, reflecting the use of about $17 million of leverage on net assets of nearly $144 million. Income generating equity and other assets comprised almost 98% of the investment portfolio, with the balance represented by fixed income securities. As the Fund pursues its primary investment objective of seeking high current income, with capital appreciation as a secondary objective, these holdings and allocations are subject to change at any time.

In 2014, the Fund’s net asset value return was 7.28%, including the reinvestment of dividends, and its market return, also including the reinvestment of dividends, was 10.83%. Generally, the Fund’s total return on a market value basis will be higher than total return on a net asset value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. For comparison, in the same period, the S&P 500 Index total return was 13.69% and the BofA Merrill Lynch US High Yield Master II Total Return Index returned 2.50%. The indexes are unmanaged and do not reflect fees and expenses, nor are they available for direct investment.

Quarterly Dividends

On December 1, 2014, the Fund declared its fourth quarterly dividend for the year, amounting to $0.408 per share. The quarterly dividend distribution reflects the Fund’s current distribution policy to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. The policy may be changed or discontinued without notice. The distributions are paid from net investment income (including excess gains taxable as ordinary income) and any net capital gains, with the balance representing return of capital.

Annual Report 2014	DIVIDEND AND INCOME FUND

TO OUR SHAREHOLDERS
December 31, 2014

As of December 1, 2014 and based on the Fund’s results and estimates for the quarter, the distribution included approximately 100%, 0%, and 0% from net investment income (including excess gains taxable as ordinary income), capital gains, and return of capital, respectively. The Fund’s distributions are not tied to its investment income and realized capital gains and do not represent yield or investment return. The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. In early 2015, the Fund intends to send a Form 1099-DIV for the calendar year concerning the tax treatment of the dividend distributions that were paid to shareholders of record during the 12 months ended December 31, 2014.

Fund Website and Dividend Reinvestment Plan

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other material regarding the Fund. The website also has links to the most recent S&P Stock Report on the Fund and to performance and daily net asset value reporting. You are invited to use this excellent resource to learn more about the Fund. For those shareholders currently receiving the Fund’s quarterly dividends in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan, we encourage you to review the Plan set forth later in this document and contact the Transfer Agent, who will be pleased to assist you with no obligation on your part.

Long Term Strategies

Our view of the markets suggests that the Fund may benefit over the long term from a disciplined portfolio selection strategy, employing leverage and other investment techniques as deemed appropriate, in seeking to provide shareholders with high current income, and secondarily, capital appreciation. We thank you for investing in the Fund and share your enthusiasm for its potential, as evidenced by the fact that affiliates of the Fund’s investment manager own approximately 6% of the Fund’s shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares with the prior approval of the Fund’s Board of Trustees. We look forward to serving your investment needs over the years ahead.

Sincerely,
Thomas B. Winmill
President and Portfolio Manager

DIVIDEND AND INCOME FUND	Annual Report 2014

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2014
Financial Statements

Shares	Common Stocks (103.58%)	Value

	Agricultural Chemicals (3.45%)
15,000	Monsanto Company	$1,792,050
45,000	Potash Corporation of Saskatchewan Inc.	1,589,400
35,000	The Mosaic Company	1,597,750
		4,979,200
	Aircraft Engines & Engine Parts (0.52%)
55,000	Rolls-Royce Holdings PLC	746,106

	Beverages (1.18%)
18,000	PepsiCo, Inc. (a)	1,702,080

	Biological Products (1.34%)
12,100	Amgen Inc. (a)	1,927,409

	Cable & Other Pay Television Services (3.19%)
32,500	Rogers Communications Inc.	1,262,950
21,400	Time Warner Inc. (a)	1,827,988
20,000	Viacom Inc.	1,505,000
		4,595,938
	Cigarettes (0.56%)
10,000	Philip Morris International, Inc. (a)	814,500

	Commercial Banks (2.18%)
30,000	Australia and New Zealand Banking Group Limited (d)	787,826
149,000	Banco Santander (Brasil) S.A.	747,980
60,000	Westpac Banking Corporation	1,614,000
		3,149,806
	Computer Communications Equipment (2.72%)
85,000	Cisco Systems, Inc. (a)	2,364,275
70,000	Juniper Networks, Inc.	1,562,400
		3,926,675
	Conglomerate (1.02%)
35,000	Loews Corp.	1,470,700

	Construction, Mining & Materials Handling Machinery & Equipment (0.67%)
13,500	Dover Corp. (a)	968,220

	Crude Petroleum & Natural Gas (0.54%)
75,000	LinnCo, LLC	777,750

	Deep Sea Foreign Transportation of Freight (0.62%)
50,000	Seaspan Corp. (a)	901,000

	Dolls & Stuffed Toys (0.54%)
25,000	Mattel, Inc. (a)	773,625

	Electric Services (2.69%)
70,000	Calpine Corp. (a) (b)	1,549,100
47,500	Southern Company (a)	2,332,725
		3,881,825
	Electromedical & Electrotherapeutic Apparatus (1.01%)
20,200	Medtronic, Inc. (a)	1,458,440
See notes to financial statements.

Annual Report 2014	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2014
Financial Statements

Shares	Common Stocks (continued)	Value

	Electronic & Other Electrical Equipment (3.06%)
111,900	General Electric Company (a)	$2,827,713
55,000	Koninklijke Philips Electronics N.V.	1,595,000
		4,422,713
	Electronic & Other Services Combined (2.62%)
51,500	Exelon Corp. (a)	1,909,620
35,000	PG&E Corp. (a)	1,863,400
		3,773,020
	Farm Machinery & Equipment (2.23%)
37,000	AGCO Corporation (a)	1,672,400
17,500	Deere & Company (a)	1,548,225
		3,220,625
	Fire, Marine & Casualty Insurance (3.01%)
20,000	Ace Ltd. (a)	2,297,600
40,000	W.R. Berkley Corporation (a)	2,050,400
		4,348,000
	Food & Kindred Products (0.76%)
25,000	Campbell Soup Co. (a)	1,100,000

	Gold and Silver Ores (4.05%)
125,000	Barrick Gold Corp. (a)	1,343,750
225,000	Eldorado Gold Corp. (a)	1,368,000
22,500	Randgold Resources Limited	1,516,725
400,000	Yamana Gold Inc.	1,608,000
		5,836,475
	Hospital & Medical Service Plans (1.49%)
17,100	Anthem, Inc.	2,148,957

	Hotels & Motels (1.17%)
29,000	Las Vegas Sands Corp.	1,686,640

	Household Audio & Video Equipment (0.11%)
6,750	Knowles Corporation (a)	158,963

	Insurance Agents, Brokers & Service (1.16%)
32,500	Catamaran Corporation (b)	1,681,875

	Investment Advice (2.40%)
55,000	The Blackstone Group L.P. (a)	1,860,650
200,000	Fortress Investment Group LLC	1,604,000
		3,464,650
	Leather & Leather Products (0.78%)
30,000	Coach, Inc. (a)	1,126,800

	Metal Mining (1.12%)
35,000	Rio Tinto plc ADR	1,612,100

	Mining Machinery & Equipment (0.89%)
27,500	Joy Global Inc.	1,279,300

	Miscellaneous Food Preparations & Kindred Products (1.03%)
20,000	McCormick & Company, Incorporated	1,486,000
See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2014

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2014
Financial Statements

Shares	Common Stocks (continued)	Value

	Motor Vehicle Parts & Accessories (1.73%)
25,000	Honeywell International, Inc. (a)	$ 2,498,000

	Motor Vehicles & Passenger Car Bodies (4.48%)
20,000	Daimler AG (a)	1,648,000
120,000	Ford Motor Company	1,860,000
41,500	General Motors Company (a)	1,448,765
35,000	Volkswagen AG	1,507,100
		6,463,865
	National Commercial Banks (3.51%)
20,200	Capital One Financial Corporation (a)	1,667,510
39,000	U.S. Bancorp	1,753,050
30,000	Wells Fargo & Company	1,644,600
		5,065,160
	Office Furniture (0.69%)
110,000	Kimball International Inc. Class B	1,003,200

	Oil & Gas Field Machinery & Equipment (0.09%)
4,800	NOW Inc. (a)	123,504

	Periodicals: Publishing or Publishing & Printing (0.05%)
2,675	Time Inc. (a)	65,832

	Petroleum Refining (1.87%)
20,500	Phillips 66 (a)	1,469,850
32,500	Western Refining, Inc.	1,227,850
		2,697,700
	Pharmaceutical Preparations (4.96%)
23,100	Johnson & Johnson (a)	2,415,567
40,300	Merck & Co., Inc. (a)	2,288,637
37,924	Pfizer Inc.	1,181,332
27,900	Sanofi ADR (a)	1,272,519
		7,158,055
	Pipelines (1.60%)
45,000	Enbridge Inc. (a)	2,313,450

	Plastic Mail, Synth Resin/Rubber, Cellulose (0.77%)
50,000	Rayonier Advanced Materials Inc.	1,115,000

	Printed Circuit Boards (0.69%)
82,500	Kimball Electronics, Inc. (b)	991,650

	Radio & TV Broadcasting & Communications Equipment (1.49%)
45,600	NTT DOCOMO, INC.	665,760
20,000	QUALCOMM, Incorporated (a)	1,486,600
		2,152,360
	Radiotelephone Communications (1.07%)
45,000	Vodafone Group PLC	1,537,650

	Railroads, Line-Haul Operating (3.86%)
108,500	CSX Corp. (a)	3,930,955
15,000	Norfolk Southern Corp.	1,644,150
		5,575,105
See notes to financial statements.

Annual Report 2014	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2014
Financial Statements

Shares	Common Stocks (continued)	Value

	Real Estate (0.78%)
50,000	NorthStar Asset Management Group Inc.	$1,128,500

	Retail - Department Stores (1.21%)
28,600	Kohl's Corporation	1,745,744

	Retail - Eating Places (1.20%)
18,500	McDonald's Corp. (a)	1,733,450

	Retail - Family Clothing Stores (1.17%)
40,000	The GAP, Inc. (a)	1,684,400

	Retail - Variety Stores (2.00%)
16,000	Target Corp. (a)	1,214,560
19,400	Wal-Mart Stores, Inc.	1,666,072
		2,880,632
	Savings Institution, Federally Chartered (0.63%)
60,000	People's United Financial, Inc. (a)	910,800

	Security Brokers, Dealers & Flotation Companies (1.14%)
33,000	Waddell & Reed Financial, Inc.	1,644,060

	Services - Business Services (2.33%)
83,000	The Western Union Company (a)	1,486,530
135,000	Xerox Corporation	1,871,100
		3,357,630
	Services - Medical Laboratories (2.35%)
14,000	Laboratory Corporation of America Holdings (a) (b)	1,510,600
28,000	Quest Diagnostics Incorporated	1,877,680
		3,388,280
	Services - Miscellaneous Repair Services (0.02%)
756	Aquilex Holdings LLC Units (c)	26,935

	Services - Prepackaged Software (2.56%)
55,000	CA, Inc. (a)	1,674,750
45,000	Oracle Corporation (a)	2,023,650
		3,698,400
	Soap, Detergent, Cleaning Preparations, Perfumes, Cosmetics (2.15%)
18,000	The Procter & Gamble Company (a)	1,639,620
37,500	Unilever N.V.	1,464,000
		3,103,620
	Specialty Cleaning, Polishing and Sanitation Preparations (1.23%)
17,000	Clorox Co. (a)	1,771,570

	Surgical & Medical Instruments & Apparatus (2.40%)
27,000	Baxter International Inc. (a)	1,978,830
10,700	Becton, Dickinson and Company (a)	1,489,012
		3,467,842
	Telephone Communications (3.92%)
43,000	CenturyLink, Inc. (a)	1,701,940
150,000	Orange ADR	2,538,000
100,000	Telefonica, S.A.	1,421,000
		5,660,940
	Title Insurance (1.53%)
65,000	First American Financial Corporation	2,203,500
See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2014

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2014
Financial Statements

Shares	Common Stocks (concluded)	Value

	Water Transportation (0.75%)
23,800	Carnival Corp. (a)	$1,078,854

	Wholesale - Groceries & Related Products (1.24%)
45,000	Sysco Corp. (a)	1,786,050

	Total common stocks (Cost $127,439,862)	149,451,130

Principal Amount	Corporate Bonds and Notes (1.97%)

	Cable & Other Pay Television Services (0.36%)
500,000	CCO Holdings LLC, 7.00%, 1/15/19 (a)	520,000

	Cogeneration Services & Small Power Producers (0.33%)
450,000	Covanta Holding Corp., 7.25%, 12/1/20 (a)	480,375

	Electric Services (0.41%)
541,411	Elwood Energy LLC, 8.159%, 7/5/26 (a)	591,492

	Hospital & Medical Service Plans (0.19%)
250,000	Health Net, Inc., 6.375%, 6/1/17 (a)	271,250

	Oil & Gas Field Exploration Services (0.10%)
169,000	CGG-Veritas, 7.75%, 5/15/17 (a)	145,762

	Special Industry Machinery (0.36%)
500,000	Novelis, Inc., 8.375%, 12/15/17 (a)	519,375

	Wholesale - Electronic Parts & Equipment, NEC (0.22%)
300,000	Brightstar Corp., 9.50%, 12/1/16 (a) (d)	315,375

	Total corporate bonds and notes (Cost $2,740,888)	2,843,629

Shares	Real Estate Investment Trusts (3.73%)
34,500	HCP, Inc.	1,519,035
22,500	Health Care REIT, Inc.	1,702,575
100,000	New Residential Investment Corp.	1,277,000
50,000	NorthStar Realty Finance Corp.	879,000

	Total real estate investment trusts (Cost $4,513,139)	5,377,610

Units	Reorganization Interests (0%)
813,527	Penson Technologies LLC (b) (c) (Cost $0)	0

See notes to financial statements.

Annual Report 2014	DIVIDEND AND INCOME FUND

SCHEDULE OF PORTFOLIO INVESTMENTS	December 31, 2014
Financial Statements

Shares	Master Limited Partnerships (1.00%)	Value

	Natural Gas Transmission (1.00%)
40,000	Enterprise Products Partners LP (a) (Cost $374,214)	$1,444,800

	Preferred Stocks (1.50%)

	Financial (1.50%)
79,469	Annaly Capital Management, Inc., 7.625% Series C	1,981,957
7,473	Hatteras Financial Corp., 7.625% Series A	177,484
80,000	Solar Cayman Ltd. (a) (b) (c)	0

	Total preferred stocks (Cost $2,515,815)	2,159,441

	Money Market Fund (0%)
11	SSgA Money Market Fund, 7 day annualized yield 0.01% (Cost $11)	11

	Total investments (Cost $137,583,929) (111.78%)	161,276,621
	Liabilities in excess of other assets (-11.78%)	(16,996,902)

	Net assets (100.00%)	$144,279,719

(a) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility. As of December 31, 2014, the value of securities pledged as collateral was $81,699,852 and there were no securities on loan under the lending agreement.
(b) Non-income producing.
(c) Illiquid and/or restricted security that has been fair valued.
(d) These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR American Depositary Receipt
LLC Limited Liability Company
LP Limited Partnership
PLC Public Limited Company

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2014

STATEMENT OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2014
Assets
Investments, at value (cost: $137,583,929)	$161,276,621
Receivables:
Dividends	322,190
Capital shares issued on reinvestment of dividends	200,294
Interest	47,994
Other assets	35,194

Total assets	161,882,293

Liabilities
Bank credit facility borrowing	17,284,313
Payables:
Accrued expenses	156,670
Investment management	126,465
Administrative services	35,126

Total liabilities	17,602,574

Net Assets	$144,279,719

Net Asset Value Per Share
(applicable to 8,658,541 shares issued and outstanding)	$16.66

Net Assets Consist of
Paid in capital	$169,382,412
Accumulated net realized loss on investments	(48,795,100)
Net unrealized appreciation on investments	23,692,407

$144,279,719

See notes to financial statements.

Annual Report 2014	DIVIDEND AND INCOME FUND

STATEMENT OF OPERATIONS
Financial Statements

Year Ended December 31, 2014
Investment Income
Dividends (net of $57,383 foreign tax withholding)	$4,872,031
Interest	339,370
Securities lending income	1,869

Total investment income	5,213,270

Expenses
Investment management	1,497,852
Administrative services	197,360
Legal	119,679
Interest on bank credit facility	118,976
Bookkeeping and pricing	88,855
Shareholder communications	64,828
Trustees	52,720
Insurance	46,665
Exchange listing and registration	36,550
Auditing	35,170
Custodian	34,335
Transfer agent	11,385
Other	6,229

Total expenses	2,310,604
Expense reduction	(217)

Net expenses	2,310,387

Net investment income	2,902,883

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	10,788,836
Foreign currencies	(18,479)
Unrealized depreciation on
Investments	(4,164,932)
Translation of assets and liabilities in foreign currencies	(271)

Net realized and unrealized gain	6,605,154

Net increase in net assets resulting from operations	$9,508,037

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2014

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations
Net investment income	$2,902,883	$2,738,392
Net realized gain on investments	10,770,357	14,323,448
Unrealized appreciation (depreciation) on investments	(4,165,203)	13,394,710

Net increase in net assets resulting from operations	9,508,037	30,456,550

Distributions to Shareholders
Net investment income	(14,080,335)	(7,788,013)
Tax return of capital	-	(3,133,278)

Total distributions	(14,080,335)	(10,921,291)

Capital Share Transactions
Reinvestment of distributions to shareholders	771,174	431,872
Proceeds from shares issued in rights offering	-	34,449,298
Offering costs of rights offering charged to paid in capital	-	(286,277)

Increase in net assets from capital share transactions	771,174	34,594,893

Total change in net assets	(3,801,124)	54,130,152

Net Assets
Beginning of period	148,080,843	93,950,691

End of period	$144,279,719	$148,080,843

End of period net assets include undistributed net investment income	$-	$-

See notes to financial statements.

Annual Report 2014	DIVIDEND AND INCOME FUND

STATEMENT OF CASH FLOWS
Financial Statements

Year Ended December 31, 2014
Cash Flows From Operating Activities
Net increase in net assets resulting from operations	$9,508,037
Adjustments to reconcile increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Unrealized depreciation of investments	4,164,659
Net realized gain on sales of investments	(10,770,357)
Purchase of long term investments	(81,604,901)
Proceeds from sales of long term investments	96,314,029
Net purchases of short term investments	(18,490)
Amortization of premium net of accretion of discount of investments	1,153
Decrease in interest receivable	53,553
Decrease in dividends receivable	121,110
Increase in other assets	(2,335)
Decrease in securities purchased	(263,761)
Decrease in accrued expenses	(90,143)
Decrease in investment management fee payable	(8,327)
Decrease in administrative services payable	(11,867)

Net cash provided by operating activities	17,392,360

Cash Flows from Financing Activities
Cash distributions paid	(13,330,373)
Bank credit facility repayment	(4,061,987)

Net cash used in financing activities	(17,392,360)

Net change in cash	-
Cash
Beginning of period	-

End of period	$-

Supplemental disclosure of cash flow information:
Cash paid for interest on bank credit facility	$119,103
Non-cash financing activities not included herein consisted of:
Reinvestment of dividend distributions	$749,962

See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS	December 31, 2014
Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Dividend and Income Fund (the “Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund retains Bexil Advisers LLC as its Investment Manager.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Fund”) in accordance with the Act and related rules. Shareholders in the Fund bear the pro rata portion of the fees and expenses of an Acquired Fund in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by an Acquired Fund. The fees and expenses of an Acquired Fund are reflected in such fund’s total return.

Option Transactions – The Fund may write (i.e. sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option. Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the statement of assets and liabilities.

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Annual Report 2014	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

Short Sales – The Fund may sell a security short it does not own in anticipation of a decline in the market value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of a sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income.

Expenses – Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund. Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, an internally managed investment company with substantially similar officers and directors, or other related entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. There were no credits realized from the custodian by the Fund during the periods covered by this report. The Fund is reimbursed by its securities lending provider for certain custody transaction costs associated with securities lending. These reimbursements are included in expense reductions in the Statement of Operations.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with the Fund’s distribution policies and income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2011-2013) or expected to be taken in the Fund’s 2014 tax returns.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES The Fund has retained the Investment Manager pursuant to an investment management agreement. Under the terms of the investment management agreement, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock.

Pursuant to the investment management agreement, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2014, the Fund’s reimbursements of such costs were $197,360, of which $135,270 and $62,090 was for compliance and accounting services, respectively.

Certain officers and trustees of the Fund are officers and managers of the Investment Manager. As of December 31, 2014, affiliates of the Investment Manager owned approximately 6% of the Fund’s outstanding shares, pursuant to the Fund’s governing documents that permit ownership of more than 4.99% of the Fund’s outstanding shares with the prior approval of the Fund’s Board of Trustees.

3. DISTRIBUTIONS TO SHAREHOLDERS AND DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Fund are comprised of the following:

DIVIDEND AND INCOME FUND	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

	Year Ended December 31,
Tax characteristics of distributions:	2014	2013
Ordinary income	$14,080,335	$7,788,013
Return of capital	-	3,133,278

Total distribution	$14,080,335	$10,921,291

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss on investments	$(45,474,186)
Post-October Losses	(3,550,404)
Unrealized appreciation	23,921,897

$(25,102,693)

The difference between book and tax unrealized appreciation is primarily related to wash sales and partnership income.

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for the Fund to utilize under the IRC and related regulations based on the results of future transactions.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss. The Fund has a net capital loss carryover as of December 31, 2014 of $45,474,186, of which $44,031,921 and $1,442,265 expires in 2016 and 2018, respectively. As a transition rule, post-enactment net capital losses are required to be utilized before pre-enactment net capital losses.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share. These differences which may result in distribution reclassifications, are primarily due to differences in partnership income, return of capital dividends, recharacterization of capital gain income and timing of distributions. As of December 31, 2014, the Fund recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences:

Accumulated Net Investment Income	Accumulated Net Realized Gains on Investments	Paid in Capital
$11,177,451	$272,059	$ (11,449,510)

4. VALUE MEASUREMENTS GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

Annual Report 2014	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes – The fair value of corporate bonds and notes are normally estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments – Exchange traded derivatives, such as equity option contracts, may be valued based on quoted prices from the exchange and may be categorized in level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common stocks	$149,424,195	$-	$26,935	$149,451,130
Corporate bonds and notes	-	2,843,629	-	2,843,629
Real estate investment trusts	5,377,610	-	-	5,377,610
Reorganization interests	-	-	0	0
Master limited partnerships	1,444,800	-	-	1,444,800
Preferred stocks	2,159,441	-	0	2,159,441
Money market fund	11	-	-	11
Total investments, at value	$158,406,057	$2,843,629	$26,935	$161,276,621

There were no securities transferred from level 1 on December 31, 2013 to level 2 on December 31, 2014.

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DIVIDEND AND INCOME FUND	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

The following is a reconciliation of level 3 assets including securities valued at zero:

	Common Stocks	Reorganization Interests	Preferred Stocks	Total

Balance at December 31, 2013	$130,086	$-	$0	$130,086
Proceeds from sales	-	-	-	-
Realized gain (loss)	-	0	-	0
Transfers into (out of) level 3	-	-	-	-
Change in unrealized depreciation	(103,151)	-	-	(103,151)
Balance at December 31, 2014	$26,935	$0	$0	$26,935
Net change in unrealized depreciation
attributable to assets still held as level 3	$(103,151)	$0	$0	$(103,151)
at December 31, 2014

Unrealized gains (losses) are included in the related amounts on investments in the Statement of Operations.

The Investment Manager, under the direction of the Fund’s Board of Trustees, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Trustees.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of December 31, 2014:

December 31, 2014	Fair Value	Valuation Technique	Unobservable Input	Range
Common Stocks
Services - Miscellaneous Repair Services	$ 26,935	Share of taxable income and comparable exchange offer	Discount rate for lack of marketability	35%
Reorganization Interests	$ 0	Cost; last known market value for predecessor securities; estimated recovery on liquidation	Discount rate for lack of marketability	100%
Preferred Stocks
Financial	$ 0	Most recently reported net asset value	Discount rate for lack of marketability	100%

5. INVESTMENT TRANSACTIONS Purchases and proceeds from sales or maturities of investment securities, excluding short term investments, were $81,604,901 and $96,312,805, respectively, for the year ended December 31, 2014. As of December 31, 2014, for federal income tax purposes, the aggregate cost of securities was $137,354,439 and net unrealized appreciation was $23,922,182, comprised of gross unrealized appreciation of $29,774,885 and gross unrealized depreciation of $5,852,988.

Annual Report 2014	DIVIDEND AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

6. ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of December 31, 2014 were as follows:

	Acquisition Date	Cost	Value
Aquilex Holdings LLC	3/08/12	$496,372	$26,935
Penson Technologies LLC	4/09/14	0	0
Solar Cayman Ltd.	3/07/07	568,802	0

Total		$1,065,174	$26,935

Percent of net assets		0.74%	0.02%

7. BORROWING AND SECURITIES LENDING The Fund has entered into a Committed Facility Agreement (the “CFA”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) which allows the Fund to adjust its credit facility amount up to $45,000,000, subject to BNP’s approval, and a Lending Agreement, as defined below. Borrowings under the CFA are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest is charged at the 1 month LIBOR (London Inter-bank Offered Rate) plus 0.95% on the amount borrowed and 0.50% on the undrawn balance. Because the Fund adjusts the facility amount each day to equal borrowing drawn that day, the annualized rate charge on undrawn facility amounts provided for by the CFA has not been incurred. The outstanding loan balance and the value of eligible collateral investments as of December 31, 2014 were $17,284,313 and $81,699,852, respectively, and the weighted average interest rate and average daily amount outstanding under the CFA for the year ended December 31, 2014 were 1.11% and $10,583,083, respectively. The maximum amount outstanding during the year ended December 31, 2014 was $37,542,251.

The Lending Agreement provides that BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by the Fund to BNP under the CFA. BNP may re-register the Lent Securities in its own name or in another name other than the Fund and may pledge, re-pledge, sell, lend, or otherwise transfer or use the Lent Securities with all attendant rights of ownership. The Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by the Fund. BNP must remit payment to the Fund equal to the amount of all dividends, interest, or other distributions earned or made by the Lent Securities.

Under the Lending Agreement, Lent Securities are marked to market daily and, if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by the Fund to BNP under the CFA (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to the Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with the Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, the Fund may recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. The Fund can recall any of the Lent Securities and BNP is obligated, to the extent commercially possible, to return such security or equivalent security to the Fund’s custodian no later than three business days after such request. If the Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP normally remains liable to the Fund’s custodian for the ultimate delivery of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. The Fund also has the right to apply and set-off an amount equal to one hundred percent (100%) of the then-current fair value of such Lent Securities against the Current Borrowings. The Fund earns securities lending income consisting of payments received from BNP for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. As of December 31, 2014, there were no Lent Securities and for the year ended December 31, 2014, the fund earned $1,869 in securities lending income.

DIVIDEND AND INCOME FUND	Annual Report 2014

NOTES TO FINANCIAL STATEMENTS	December 31, 2014 continued
Financial Statements

8. SHARE TRANSACTIONS The Fund is authorized to issue an unlimited amount of $0.01 par value shares of beneficial interest. As of December 31, 2014, there were 8,658,541 shares outstanding. Share transactions for the following periods were:

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
Shares issued in:	Shares	Amount	Shares	Amount
Reinvestment of distributions	48,895	$771,174	28,922	$431,872
Rights offering	-	-	2,529,317	34,449,298
	48,895	$771,174	2,558,239	$34,881,170

On August 30, 2013, the shareholders of the Fund received one non-transferable right for each share of the Fund held on that date rounded up to the nearest number of rights evenly divisible by three. Three rights were required to purchase one additional share of beneficial interest at the subscription price of $13.62 per share. On September 27, 2013, the Fund issued 2,529,317 shares of beneficial interest and recorded proceeds of $34,449,298, prior to the deduction of offering expenses of $286,277. The net asset value (“NAV”) per share of the Fund was reduced by approximately $1.21 per share as a result of the issuance of shares below NAV.

9. MARKET AND CREDIT RISKS The Fund may invest in below investment grade fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10. CONTINGENCIES The Fund indemnifies its officers and trustees from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

11. SHARE REPURCHASE PROGRAM In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of and upon such terms as determined by the Board of Trustees. The Fund did not repurchase any of its shares during 2014 or 2013.

Annual Report 2014	DIVIDEND AND INCOME FUND

FINANCIAL HIGHLIGHTS	December 31, 2014
Financial Statements

	Year Ended December 31,			One Month Ended Dec 31, 2011(1)	Year Ended November 30,
Per Share Operating Performance	2014	2013	2012		2011	2010
Net asset value, beginning of period	$17.20	$15.53	$15.48	$16.88	$17.36	$16.76
Income from investment operations: (2)
Net investment income	0.34	0.40	0.56	0.08	0.96	0.80
Net realized and unrealized gain (loss) on investments	0.76	4.12	1.13	0.20	(0.08)	1.44

Total income from investment operations	1.10	4.52	1.69	0.28	0.88	2.24
Less distributions:
Net investment income	(1.63)	(1.16)	(0.56)	(0.08)	(0.92)	(1.40)
Return of capital	-	(0.47)	(1.07)	(0.32)	(0.44)	(0.24)

Total distributions	(1.63)	(1.63)	(1.63)	(0.40)	(1.36)	(1.64)
Fund share transactions
Effect of reinvestment of distributions	(0.01)	(0.01)	(0.01)	- *	- *	- *
Decrease in net asset value from rights offering	-	(1.21)	-	(1.28)	-	-

Total Fund share transactions	(0.01)	(1.22)	(0.01)	(1.28)	-	-

Net asset value, end of period (3)	$16.66	$17.20	$15.53	$15.48	$16.88	$17.36

Market value, end of period (3)	$15.12	$15.11	$13.53	$13.72	$13.84	$16.92

Total Return (4)
Based on net asset value	7.28%	23.35%	12.67%	(5.52)%	5.61%	14.55%
Based on market price	10.83%	24.38%	10.75%	2.13%	(11.15)%	28.17%
Ratios/Supplemental Data (5)
Net assets, end of period (000s omitted)	$144,280	$148,081	$93,951	$93,123	$71,329	$73,322
Ratios to average net assets of:
Total expenses (6)	1.55%	1.87%	2.57%	2.09%**	2.02%	2.63%
Net expenses (7)	1.55%	1.87%	2.57%	2.09%**	2.00%	2.50%
Net expenses excluding interest expense
and fees on bank credit facility	1.47%	1.72%	2.30%	1.78%**	1.73%	N/A
Total expenses excluding commercial paper
interest expense and fees (8)	N/A	N/A	N/A	N/A	N/A	2.20%
Net expenses excluding commercial paper
interest expense and fees (8)	N/A	N/A	N/A	N/A	N/A	2.07%
Commercial paper interest expense and fees (8)	N/A	N/A	N/A	N/A	N/A	0.43%
Net investment income	1.94%	2.38%	3.56%	6.28%**	5.44%	4.73%
Portfolio turnover rate	52%	45%	13%	0%	24%	51%
Leverage analysis (000s omitted):
Outstanding loan balance under the bank credit
facility, end of period	$17,284	$21,346	$21,348	$17,815	$18,209	$20,000
Aggregate amount of commercial paper outstanding,
end of period (8)	N/A	N/A	N/A	N/A	N/A	N/A
Average daily balance of amortized cost of commercial
paper outstanding, end of period (8)	N/A	N/A	N/A	N/A	N/A	N/A
Asset coverage per $1,000, end of period	$9,347	$7,937	$5,401	$6,227	$4,917	$4,666

(1)The Fund changed its fiscal year from November 30 to December 31, effective December 31, 2011.
(2)The per share amounts were calculated using the average number of shares outstanding during the period.

(3)The Fund implemented a 1-for-4 reverse stock split with an ex-dividend date of December 10, 2012. Prior period net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. The net asset value and market price reported at the original dates prior to the reverse stock split were $3.87, $4.22, and $4.34 and $3.43, $3.46, and $4.23, respectively, for the one month period ended December 31, 2011 and the years ended November 30, 2011 and 2010, respectively.

(4)Total return on a market value basis is calculated assuming a purchase of shares on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(5)Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.
(6)“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers and expense reductions.

(7)“Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers and expense reductions. Fees waived by the Investment Manager reduced the ratio of net expenses by 0.02%, and 0.13%, for the years ended November 30, 2011, and 2010, respectively.

(8)Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.
*Less than $0.01 per share.
**Annualized.
N/A means not applicable.
See notes to financial statements.

DIVIDEND AND INCOME FUND	Annual Report 2014

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	December 31, 2014
Additional Information

To the Board of Trustees and Shareholders of Dividend and Income Fund

We have audited the accompanying statement of assets and liabilities of Dividend and Income Fund, including the schedule of investments as of December 31, 2014 and the related statements of operations and cash flows for the then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period ended December 31, 2014, the period ended December 31, 2011, and the year ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2010 were audited by other independent auditors, whose report dated January 28, 2011 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend and Income Fund as of December 31, 2014, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 20, 2015

Annual Report 2014	DIVIDEND AND INCOME FUND

POLICIES AND UPDATES	(Unaudited)
Additional Information

Investment Objectives and Policies

The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund’s outstanding voting securities. The Fund is also subject to certain investment policies and restrictions that are fundamental and cannot be changed without such vote. A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund. All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Trustees without shareholder approval except as required by law.

Limitations on Ownership

The Fund has substantial capital loss carryovers that could translate into significant future tax savings for the Fund and its shareholders. The Fund’s governing documents contain provisions designed to prevent an ownership change from taking place, which could limit the Fund’s ability to use capital loss carryovers, by limiting the ability of persons to own more than 4.99% of the Fund’s outstanding shares without the Board of Trustees’ prior approval. These provisions may have an anti-takeover effect on the Fund as do certain other provisions the Fund currently takes advantage of under Delaware law.

Changes to Anti–Takeover Provisions in the Governing Documents

In December 2014, the Board of Trustees adopted an amendment to the Fund’s Bylaws to provide that, to be approved, adopted, or authorized at a meeting of Shareholders, a matter must receive, in the event it has been approved by a majority of the Continuing Trustees (as defined in the Fund's governing documents), the affirmative vote of a majority of all the votes cast at the meeting at which a quorum is present or, in the event it has not been so approved by the Continuing Trustees, the affirmative vote of at least 75% of the outstanding shares of the Fund entitled to be voted at the meeting at which a quorum is present, provided in each event, however, more or fewer votes cast may be required to approve any matter if so provided by the Fund's governing documents, or any applicable statute.

Other provisions of the Fund’s governing documents could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The foregoing summary is subject to the governing documents of the Fund, which are on file with the SEC and available on the Fund’s website www.DividendandIncomeFund.com

Changes to the Procedures by which Shareholders May Recommend Nominees

Appendix A to the Nominating Committee Charter has been amended to provide that a shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least 4.5% of the Fund's shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders. The percentage was previously 5.0%.

Proxy Voting

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0900, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

Quarterly Schedule of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.DividendandIncomeFund.com.

Annual Report 2014	DIVIDEND AND INCOME FUND

DIVIDENDS	(Unaudited)
Additional Information

Managed Distributions

The Fund’s current distribution policy is to provide shareholders with a relatively stable cash flow and to attempt to reduce or eliminate the Fund’s market price discount to its net asset value per share. The policy may be changed or discontinued without notice. The distributions are paid from net investment income (including excess gains taxable as ordinary income) and any net capital gains, with the balance representing return of capital. Net capital gains recognized in the current year are distributable as ordinary income in accordance with tax regulations so long as the Fund has a capital loss carryforward and are referred to as excess gains. The Fund’s distributions are not tied to its net investment income and net realized capital gains and do not represent yield or investment return. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2015, including the distributions paid quarterly, will be comprised primarily from paid in capital and the balance from net investment income (including excess gains taxable as ordinary income). This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

2015 Quarterly Distribution Dates
Declaration	Record	Payment
March 2	March 16	March 31
June 1	June 15	June 30
September 1	September 16	September 30
December 1	December 15	December 30

HISTORICAL DISTRIBUTION SUMMARY*
PERIOD	Investment Income**	Return of Capital	Capital Gains	Total
2014	$1.63	$-	$-	$1.63
2013	$1.16	$0.47	$-	$1.63
2012	$0.56	$1.07	$-	$1.63
2011	$1.00	$0.76	$-	$1.76
2010	$1.40	$0.24	$-	$1.64
2009	$1.56	$0.08	$-	$1.64
2008	$2.36	$1.08	$-	$3.44
2007	$3.36	$0.20	$-	$3.56
2006	$3.72	$-	$-	$3.72
2005	$2.12	$1.88	$-	$4.00
2004	$2.16	$1.84	$-	$4.00
2003	$2.44	$1.56	$-	$4.00
2002	$2.64	$1.84	$-	$4.48
2001	$2.60	$2.36	$-	$4.96
2000	$3.20	$1.76	$-	$4.96
1999	$3.44	$1.40	$0.12	$4.96
From June 29, 1998 to November 30, 1998	$1.64	$-	$-	$1.64
*The Fund implemented a 1-for-4 reverse stock split with an ex-date of December 10, 2012. Prior period distribution amounts have been restated to reflect the impact of the reverse stock split.
**Investment income may include excess gains taxable as ordinary income.

DIVIDEND AND INCOME FUND	Annual Report 2014

DIVIDENDS	(Unaudited)
Additional Information

Terms and Conditions of the 2012 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares (the “Shares”) of Dividend and Income Fund (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash by notice to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, 1-800-278-4353, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares quoted on the NYSE on each of the five business days the Shares traded ex-dividend on the NYSE immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in non-certificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

Annual Report 2014	DIVIDEND AND INCOME FUND

DIVIDENDS	(Unaudited)
Additional Information

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent three days prior to any dividend or distribution payment date. If the request is received less than three days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

DIVIDEND AND INCOME FUND	Annual Report 2014

TRUSTEES AND OFFICERS	(Unaudited)
Additional Information

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Fund. The trustees of each class shall serve for terms of three years and then carryover until their successors are elected and qualify. Unless otherwise noted, the address of record for the trustees and officers is 11 Hanover Square, New York, New York 10005.

INTERESTED TRUSTEE
Name, Address, and Date of Birth	Position(s) Held with the Fund	Trustee Since	Principal Occupation(s) for the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee (1)	Other Directorships Held by Trustee (2)
THOMAS B. WINMILL, ESQ.(3) PO Box 4, Walpole, NH 03608 June 25, 1959	Class II Trustee	2011
He is President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of the Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively, the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is a Director and Vice President of Self Storage Group, Inc. He is a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation. He is Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manages Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the sole portfolio manager of the Fund and Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.
				6	None
INDEPENDENT TRUSTEES
BRUCE B. HUBER, CLU, ChFC, MSFS February 7, 1930	Class I Trustee	2011	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	6	None
JAMES E. HUNT December 14, 1930	Class III Trustee	2011	He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants.	6	None
PETER K. WERNER August 16, 1959	Class II Trustee	2011	Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	6	None
(1)The Fund Complex is comprised of the Fund, Foxby Corp., Self Storage Group, Inc., and Midas Series Trust which are managed by the Investment Manager or its affiliates.
(2)Refers to directorships held by a trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex.
(3)    He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager. Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board. Each of the trustees serves on the Continuing Trustees Committee of the Board.

Annual Report 2014	DIVIDEND AND INCOME FUND

TRUSTEES AND OFFICERS	(Unaudited)
Additional Information

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

EXECUTIVE OFFICERS
Name and Date of Birth	Position(s) Held with the Fund	Officer Since*	Principal Occupation(s) for the Past Five Years
Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer, AML Officer, Associate General Counsel, Vice President and Assistant Secretary	2014
From September 2008 through December 2014, he was an attorney in private practice focusing on regulatory, compliance and other general corporate matters relating to the structure, formation and operation of investment funds and investment advisers.  Since December 2014, he has served as Chief Compliance Officer, Anti-Money Laundering Officer, Associate General Counsel, Vice President and Assistant Secretary of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Tuxis Corporation and Winco.  He is a member of the New York State Bar.

Heidi Keating March 28, 1959	Vice President	2011	Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.
Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President	2011
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a certified public accountant.

John F. Ramirez, Esq. April 29, 1977	General Counsel, Chief Legal Officer, Vice President, and Secretary	2011
General Counsel, Chief Legal Officer, Vice President, and Secretary of the other investment companies in the Fund Complex and Tuxis Corporation. He is Vice President, Associate General Counsel, and Secretary of the Advisers, the Broker-Dealers, Bexil Corporation, and Winco. Additionally, he is Chief Compliance Officer of the Broker-Dealers. He is a member of the IPCs. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Mark C. Winmill November 26, 1957	Vice President	2012
Vice President of the other investment companies in the Fund Complex and the Advisers. He is a member of the IPCs. He is President, Chief Executive Officer, and a Director of Self Storage Group, Inc. and Tuxis Corporation. He is Executive Vice President and a Director of Winco, Vice President of Bexil Corporation, and a principal of the Broker-Dealers.

*Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 10, 2014.

DIVIDEND AND INCOME FUND	Annual Report 2014

GENERAL INFORMATION	(Unaudited)
Additional Information

STOCK DATA AT DECEMBER 31, 2014
NYSE Market Price per Share	$15.12
Net Asset Value per Share	$16.66
Market Price Discount to Net Asset Value	9.2%
NYSE Ticker Symbol	DNI
Net Asset Value Ticker Symbol	XDNIX
CUSIP Number	25538A204

FUND INFORMATION
Investment Manager
Bexil Advisers LLC
11 Hanover Square
New York, NY 10005
www.DividendandIncomeFund.com
1-212-785-0900

Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
www.amstock.com
1-800-278-4353

DividendandIncomeFund.com
Visit us on the web at www.DividendandIncomeFund.com. The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports. For further information, please email us at info@DividendandIncomeFund.com.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value, distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

Fund Information - This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state, or an exemption therefrom.

Section 23 Notice - Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase its own shares in the open market. These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Annual Report 2014	DIVIDEND AND INCOME FUND

DIVIDEND

AND INCOME FUND

DNI

NYSE TICKER

WWW.DIVIDENDANDINCOMEFUND.COM

Printed on Recycled Paper

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.dividendandincomefund.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

                     The registrant’s Board of Trustees has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2014 - $30,500
2013 - $29,500

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2014 - $1,500
2013 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2014 - $5,250
2013 - $5,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2014 - N/A
2013 - N/A

(e)
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s Investment Manager, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $30,500 and $30,250    respectively.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

APPENDIX B—PROXY VOTING

AMENDED PROXY VOTING POLICIES AND PROCEDURES

2015

Dividend and Income Fund

Dividend and Income Fund (the “Fund”) delegates the responsibility for voting proxies of portfolio companies held in the Fund’s portfolio to Institutional Shareholder Services (“ISS”).  A concise summary of the Proxy Voting Guidelines of ISS (see attached) is incorporated by reference herein as the Fund’s proxy voting policies and procedures, as supplemented by the terms hereof.  The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES supersede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund’s proxies will be voted in the best interests of the Fund.

With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, the Fund normally will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM

NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be “violated.” In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.

We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management position.  We may also elect to abstain or not vote on any given matter.

January 1, 2015

ISS United States Concise Proxy Voting Guidelines
2015 Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2015 Published January 7, 2015

The policies contained herein are a sampling of select, key U.S. proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2015 proxy voting guidelines can be found at: http://www.issgovernance.com/policy-gateway/2015-policy-information/

Routine/Miscellaneous

.1 Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors:

.1 Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against1 or withhold from the entire board of directors (except new nominees2, who should be considered case-by-case) for the following:
Problematic Takeover Defenses
Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;

•	A supermajority vote requirement;

•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•	The inability of shareholders to call special meetings;

•	The inability of shareholders to act by written consent;

•	A dual-class capital structure; and/or

•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•
The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer’s governance structure and practices; and

•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
•	The company's response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors, as applicable:

•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•	The company's ownership structure;

•	The company's existing governance provisions;

•	Whether the amendment was made prior to or in connection with the company's initial public offering;

•	The timing of the board's amendment to the bylaws/charter in connection with a significant business development;

•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.18.	Material failures of governance, stewardship, risk oversight3, or fiduciary responsibilities at the company;
1.19.	Failure to replace management as appropriate; or
1.20.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

•	Rationale provided in the proxy statement for the level of implementation;

•	The subject matter of the proposal;

•	The level of support for and opposition to the resolution in past meetings;

•	Actions taken by the board in response to the majority vote and its engagement with shareholders;

•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

2.4.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•	The company's ownership structure and vote results;

•	ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•	The previous year's support level on the company's say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.
Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case4) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;

•	Family emergencies; and

•	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards5.

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

.2 Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;

•	The company's current board leadership structure;

•	The company's governance structure and practices;

•	Company performance; and

•	Any other relevant factors that may be applicable.

.3 Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

General Recommendation: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:
•	Company-specific factors; and

•	Proposal-specific factors, including:

•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);

•	The maximum proportion of directors that shareholders may nominate each year; and

•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

.4 Proxy Contests—Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Nominee qualifications and any compensatory arrangements;

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote case-by-case considering the same factors listed above.

1.	SHAREHOLDER RIGHTS & DEFENSES

.5 Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)
Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

•	The company's stated rationale for adopting such a provision;

•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

CAPITAL/RESTRUCTURING

.1 Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized shares during the last three years

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes of the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

•
The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

.2 Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

•	The company's use of authorized preferred shares during the last three years;

•	The Current Request:

•	Disclosure in the proxy statement of the specific purposes for the proposed increase;

•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

•
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

.3 Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

.1 Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

.1 Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);

•	The company maintains significant problematic pay practices;

•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices6, this analysis considers the following:

1.	Peer Group7 Alignment:

•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

•	The multiple of the CEO's total pay relative to the peer group median.

2.
Absolute Alignment8 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;

•	The overall ratio of performance-based compensation;

•	The completeness of disclosure and rigor of performance goals;

•	The company's peer group benchmarking practices;

•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•	Realizable pay9 compared to grant pay; and

•	Any other factors deemed relevant.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•	New or extended agreements that provide for:

•	CIC payments exceeding 3 times base salary and average/target/most recent bonus;

•	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

•	CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking
•	Multi-year guaranteed bonuses;

•	A single or common performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•	The company's response, including:

•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

•	Specific actions taken to address the issues that contributed to the low level of support;

•	Other recent compensation actions taken by the company;

•	Whether the issues raised are recurring or isolated;

•	The company's ownership structure; and

•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

.2 Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans10 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

•
Plan Cost:  The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);

•	Discretionary vesting authority;

•	Liberal share recycling on various award types;

•	Lack of minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements in most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

•	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy;

•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:
•	Awards may vest in connection with a liberal change-of-control definition;

•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);

•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social/Environmental Issues

.1 Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;

•	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

.2 Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the impact of climate change on its operations and investments, considering:

•
Whether the company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company’s level of disclosure is at least comparable to that of industry peers; and

•	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
•
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company's level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
•	Whether the company provides disclosure of year-over-year GHG emissions performance data;

•	Whether company disclosure lags behind industry peers;

•	The company's actual GHG emissions performance;

•	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

.2 Political Activities

.1 Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

.2 Political Contributions
General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

•	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

•	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.
Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

.3 Political Ties
General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

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1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

3 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

6 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

8 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

9 ISS research reports include realizable pay for S&P1500 companies.

10 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 9, 2015, the registrant’s portfolio is managed by Thomas B. Winmill.  He is President, Chief Executive Officer, and a Trustee or Director of the Fund, Foxby Corp., and Midas Series Trust. He is President, Chief Executive Officer, and General Counsel of Bexil Advisers LLC, the Registrant's Investment Manager and Midas Management Corporation (registered investment advisers, collectively, the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers), Bexil Corporation, and Winmill & Co. Incorporated. He is a Director and Vice President of Self Storage Group, Inc. He is a Director of Bexil American Mortgage Inc. and Castle Mortgage Corporation. He is Vice President of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manages Foxby Corp., Midas Magic, and Midas Perpetual Portfolio, and he is the sole portfolio manager of the Fund and Midas Fund. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

   Mr. Winmill receives compensation for his services. As of December 31, 2014, Mr. Winmill's compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of his compensation may be deferred based on criteria established by the investment manager, or at his election.

Mr. Winmill's base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of his annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of his annual bonus is based on his overall contribution to management of the investment manager and its affiliates. Mr. Winmill may receive an asset level bonus upon assets under management reaching certain levels. Mr. Winmill also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

Mr. Winmill's compensation plan may give rise to potential conflicts of interest. Mr. Winmill’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as Mr. Winmill must allocate his time and investment ideas across multiple funds and accounts. Mr. Winmill may execute transactions for one fund or account that may adversely impact the value of securities held by another fund. Securities selected for one fund or accounts rather than another fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund's codes of ethics will adequately address such conflicts.

The following table provides information relating to other (non-registrant) accounts where Mr. Winmill is jointly or primarily responsible for day to day management as of December 31, 2014. Mr. Winmill does not manage accounts or assets with performance based advisory fees, or other pooled investment vehicles.

	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number:	4	N/A	3
Assets (millions):	$46	N/A	$12

As of March 9, 2015, the dollar range of shares in the registrant beneficially owned by:  Thomas B. Winmill was over $100,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Appendix A to the Nominating Committee Charter has been amended to provide that a shareholder or group of shareholders (referred to in either case as a "Nominating Shareholder") that, individually or as a group, has beneficially owned at least 4.5% of the Fund's shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at an annual meeting of shareholders. The percentage was previously 5.0%.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund

March 9, 2015	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

March 9, 2015	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund

March 9, 2015	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund

March 9, 2015	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer